UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 19, 2019

Date of Report (Date of earliest event reported)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 547-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2042	HGH	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,00th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On August 8, 2019, The Hartford Financial Services Group, Inc. (the “Company”) entered into a senior notes Pricing Agreement, dated August 8, 2019 (the “Pricing Agreement”), which incorporated by reference the terms of the senior notes Underwriting Agreement General Terms and Conditions dated August 8, 2019 (the “Underwriting Agreement”), each between the Company and Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as the representatives of the underwriters named in such agreement (the “Underwriters”), with respect to the offer and sale by the Company of $600 million aggregate principal amount of its 2.800% Senior Notes due 2029 (the “2029 Notes”) and $800 million aggregate principal amount of its 3.600% Senior Notes due 2049 (the “2049 Notes” and, together with the 2029 Notes, the “Senior Notes” ). The Senior Notes sold pursuant to the Underwriting Agreement were registered under the Company’s registration statement on Form S-3 (File No. 333-231592). The closing of the sale of Senior Notes occurred on August 19, 2019. In addition to the information provided in this Item 8.01, certain exhibits are filed herewith in connection with the offering of the Senior Notes.

The Pricing Agreement provides, among other things, that the Underwriters will purchase the Senior Notes from the Company at the public offering price, less a discount of 0.650% per 2029 Note and 0.875% per 2049 Note.

The foregoing description of the material terms of the Underwriting Agreement and Pricing Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1, and the Pricing Agreement, which is attached hereto as Exhibit 1.2, and incorporated herein by reference.

Pursuant to the Underwriting Agreement and Pricing Agreement, the Company issued on August 19, 2019, the 2029 Notes and 2049 Notes pursuant to a senior indenture, dated as of April 11, 2007, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the first supplemental indenture, dated as of August 9, 2013, and the second supplemental indenture, dated as of August 19, 2019 (together, the “Indenture”).

The Senior Notes are unsecured senior obligations of the Company and rank equally with all unsecured and unsubordinated indebtedness of the Company. The 2029 Notes bear interest at a per annum rate of 2.800%, and the 2049 Notes bear interest at a per annum rate of 3.600%. The Company will pay interest on the Senior Notes semi-annually in arrears on February 19 and August 19 of each year, commencing on February 19, 2020.

The Indenture contains covenants that, among other things, limit the ability of the Company and its restricted subsidiaries to sell, transfer or create certain liens, including liens on the capital stock of any restricted subsidiary.

The 2029 Notes will mature on August 19, 2029. However, prior to May 19, 2029 (3 months prior to maturity), the Company, at its option, may redeem the 2029 Notes at any time in whole or from time to time in part in multiples of $1,000, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2029 Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2029 Notes to be redeemed (assuming the 2029 Notes matured on May 19, 2029) (exclusive of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current treasury rate plus 20 basis points, plus accrued and unpaid interest up to but excluding the date of redemption. On or after May 19, 2029, the Company, at its option, may redeem the 2029 Notes at any time in whole or in part in multiples of $1,000, at a redemption price equal to 100% of the principal amount of the 2029 Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

The 2049 Notes will mature on August 19, 2049. However, prior to February 19, 2049 (6 months prior to maturity), the Company, at its option, may redeem the 2049 Notes at any time in whole or from time to time in part in multiples of $1,000, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2049 Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2049 Notes to be redeemed (assuming the 2049 Notes matured on February 19, 2049) (exclusive of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current treasury rate plus 25 basis points, plus accrued and unpaid interest up to but excluding the date of redemption. On or after February 19, 2049, the Company, at its option, may redeem the 2049 Notes at any time in whole or in part in multiples of $1,000, at a redemption price equal to 100% of the principal amount of the 2049 Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

The Indenture contains customary events of default. If an event of default under the Indenture occurs in respect of either series of Notes and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Senior Notes of that series may declare the principal amount of all the Senior Notes of that series to be immediately due and payable.

The foregoing description of the Indenture and the Senior Notes is qualified in its entirety by reference to the full text of such documents, which are attached or incorporated by reference hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, and incorporated herein by reference.

On August 14, 2019, the Company issued a press release announcing the consideration payable in its previously announced cash tender offer (the “Tender Offer”) for any and all of the outstanding aggregate principal amount of (1) the 5.125% Senior Notes due 2022 (the “Hartford Notes”) issued by the Company and (2) the 5.75% Senior Notes due 2023 (the “Navigators Notes” and, together with the Hartford Notes, the “Existing Notes”) issued by The Navigators Group, Inc. (“Navigators”). On August 15, 2019, the Company issued a press release announcing the expiration and final results of the Tender Offer. Copies of these press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. On August 19, 2019, the Company effected settlement of the Tender Offer.

On August 19, 2019, the Company and Navigators issued notices of redemption for each series of Existing Notes pursuant to the respective indenture under which such series was issued. The redemption date for the Existing Notes will be September 18, 2019.

The Company used a portion of the net proceeds from its sale of the Senior Notes to retire $588,920,000 aggregate principal amount of the Hartford Notes and $105,350,000 aggregate principal amount of the Navigators Notes in the Tender Offer and intends to use an additional portion of such proceeds to fund the redemption of the remainder of the Existing Notes. The balance of the net proceeds will be used for general corporate purposes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement General Terms and Conditions, dated August 8, 2019, between The Hartford Financial Services Group, Inc. and Credit Suisse Securities (USA) LLC. and J.P. Morgan Securities LLC, as the representatives of the Underwriters.

1.2

Pricing Agreement, dated August 8, 2019, between The Hartford Financial Services Group, Inc. and Credit Suisse Securities (USA) LLC. and J.P. Morgan Securities LLC, as the representatives of the Underwriters.

4.1

Senior Indenture, dated as of April 11, 2007, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.03 to The Hartford Financial Services Group, Inc.’s Registration Statement on Form S-3 (No. 333-142044), dated April 11, 2007).

4.2

First Supplemental Indenture, dated as of August 9, 2013, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.07 to The Hartford Financial Services Group, Inc.’s Registration Statement on Form S-3 (No. 333-190506), dated August 9, 2013).

4.3	Second Supplemental Indenture, dated as of August 19, 2019, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.4	Form of global note for $600,000,000 aggregate principal amount of 2.800% Senior Notes due 2029.

4.5	Form of global note for $800,000,000 aggregate principal amount of 3.600% Senior Notes due 2049.

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

99.1	Press Release of The Hartford Financial Services Group, Inc. dated August 14, 2019

99.2	Press Release of The Hartford Financial Services Group, Inc. dated August 15, 2019

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC. (Registrant)

August 19, 2019	By:	/s/ David C. Robinson
	Name:	David C. Robinson
	Title:	Executive Vice President and General Counsel